Castle Focus Fund

MOATX  Investor Shares
CASTX  Class C

a series of

PFS Funds

Supplement dated June 7, 2013

To the Fund’s Statement of Additional Information dated October 29, 2012, as may be supplemented from time to time.

Effective May 17, 2013, Mr. Ross C. Provence, an interested Trustee of the PFS Funds (the “Trust”), resigned from his position as Trustee and Chairman of the Board of Trustees (the “Board”) of the Trust.  Mr. Ross C. Provence will continue in the position of President and Principal Executive Officer of the Trust.  Effective May 21, 2013, Mr. George Cossolias, an independent Trustee, was appointed as Chairman of the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE